EXHIBIT 23.3

CONSENT OF LAWRENCE B. COCHRANE

     The undersigned hereby consents to the reference to his name under the caption “Interests of Named Experts and Counsel” in the Registration Statement on Form S-8 of Inco Limited relating to its 2005 Key Employees Incentive Plan (the “Form S-8”) as having responsibility for the statements (the “Ore Reserve Statements”) as to the ore reserves (1) as of December 31, 2003 with respect to Inco Limited’s operations in Ontario and Manitoba, the Voisey’s Bay project and PT International Nickel Indonesia Tbk (“PT Inco”) and (2) as of December 31, 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, the Voisey’s Bay project, the Goro project and PT Inco in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 (the “2004 Form 10-K”) under the headings “Ore Reserves and Mining Rights”, “Goro Nickel S.A.”, “Voisey’s Bay Nickel Company Limited”, “PT International Nickel Indonesia Tbk” and “Exploration and Project Development” and to the incorporation by reference of the Ore Reserve Statements into the Form S-8.

     Dated the 17th day of June, 2005.

/s/ Lawrence B. Cochrane
Lawrence B. Cochrane

CONSENT OF ROBERT A. HORN

     The undersigned hereby consents to the reference to his name under the caption “Interests of Named Experts and Counsel” in the Registration Statement on Form S-8 of Inco Limited relating to its 2005 Key Employees Incentive Plan (the “Form S-8”) as having responsibility for the statements (the “Ore Reserve Statements”) as to the ore reserves of the Goro project as of December 31, 2003 in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 (the “2004 Form 10-K”) under the headings “Ore Reserves and Mining Rights” and “Goro Nickel S.A.” and to the incorporation by reference of the Ore Reserve Statements into the Form S-8.

     Dated the 17th day of June 2005.

/s/ Robert A. Horn
Robert A. Horn

CONSENT OF ROBERT C. OSBORNE

     The undersigned hereby consents to the reference to his name under the caption “Interests of Named Experts and Counsel” in the Registration Statement on Form S-8 of Inco Limited relating to its 2005 Key Employees Incentive Plan (the “Form S-8”) as having responsibility for the statements (the “Ore Reserve Statements”) as to the ore reserves of PT International Nickel Indonesia Tbk as of December 31, 2003 in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 (the “2004 Form 10-K”) under the headings “Ore Reserves and Mining Rights” and “PT International Nickel Indonesia Tbk” and to the incorporation by reference of the Ore Reserve Statements into the Form S-8.

     Dated the 17th day of June 2005.

/s/ Robert C. Osborne
Robert C. Osborne

CONSENT OF S. NICHOLAS SHEARD

     The undersigned hereby consents to the reference to his name under the caption “Interests of Named Experts and Counsel” in the Registration Statement on Form S-8 of Inco Limited relating to its 2005 Key Employees Incentive Plan (the “Form S-8”) as having responsibility for the statements (the “Ore Reserve Statements”) as to the ore reserves as of December 31, 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, the Voisey’s Bay project, the Goro project and PT International Nickel Indonesia Tbk in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 (the “2004 Form 10-K”) under the headings “Ore Reserves and Mining Rights”, “Goro Nickel S.A.”, “Voisey’s Bay Nickel Company Limited”, “PT International Nickel Indonesia Tbk” and “Exploration and Project Development” and to the incorporation by reference of the Ore Reserve Statements into the Form S-8.

     Dated the 17th day of June, 2005.

/s/ S. Nicholas Sheard
S. Nicholas Sheard

CONSENT OF OLIVIER TAVCHANDJIAN

     The undersigned hereby consents to the reference to his name under the caption “Interests of Named Experts and Counsel” in the Registration Statement on Form S-8 of Inco Limited relating to its 2005 Key Employees Incentive Plan (the “Form S-8”) as having responsibility for the statements (the “Ore Reserve Statements”) as to the ore reserves as of December 31, 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, the Voisey’s Bay project, the Goro project and PT International Nickel Indonesia Tbk in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 (the “2004 Form 10-K”) under the headings “Ore Reserves and Mining Rights”, “Goro Nickel S.A.”, “Voisey’s Bay Nickel Company Limited”, “PT International Nickel Indonesia Tbk” and “Exploration and Project Development” and to the incorporation by reference of the Ore Reserve Statements into the Form S-8.

     Dated the 17th day of June, 2005.

/s/ Olivier Tavchandjian
Olivier Tavchandjian